Exhibit 10.16

FOIA CONFIDENTIAL TREATMENT REQUESTED

Confidential Materials omitted and filed separate with the Securities and Exchange Commission

Triple asterisks denote omissions

SERVICE AGREEMENT

This Service Agreement (this “Agreement”) is made as of this 9th day of August, 2016 by and between DOHMEN LIFE SCIENCE SERVICES, LLC, a Wisconsin limited liability company (“DLSS”), and ATHENEX PHARMACEUTICAL DIVISION, LLC, an Illinois limited liability company (“Manufacturer”),

RECITALS

DLSS is in the business of providing a variety of logistics and related services to the pharmaceutical industry, including warehousing and shipment services, order-to-cash services, contract administration services, chargeback processing, sample drug distribution and other services. Manufacturer desires to retain DLSS to provide certain of these services as more fully described herein.

Accordingly, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,

IT IS HEREBY AGREED AS FOLLOWS:

AGREEMENT

1. DEFINITIONS. For purposes of this Agreement, the following words shall have the meanings set forth below:

(a) “Adjustment Notice” has the meaning set forth in Section 3(f) hereof.

(b) “Customers” means those customers or distributees of Manufacturer to whom Products are distributed by DLSS.

(c) “DLSS Standard Operating Procedures” means DLSS’s standard operating procedures, as revised and changed by DLSS from time to time.

(d) “Force Majeure” means acts of God or the public enemy, earthquakes, fire, flood, epidemic, civil insurrection or war, acts of terrorism, inability to procure raw materials, power or supplies, labor shortages or strife, and other conditions (other than financial difficulties) beyond the control of the involved party which delay or prevent the rendition of such party’s performance hereunder.

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*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

(e) “Initial Delivery Date” means the date on which any Products are first received in MSS facilities.

(f) “Laws” means all United States federal, state and local laws, statutes, rules, regulations, guidelines, ordinances and orders.

(g) “Premises” means DLSS’s corporate office and its warehouse facilities located at 1560-A Baker Avenue, Ontario, California 91761 and 4580 Mendenhall Road, Memphis, Tennessee 38141, or such other facilities as DLSS and Manufacturer may mutually agree.

(h) “Products” means all of the pharmaceutical products manufactured, distributed or marketed by Manufacturer which Manufacturer distributes or desires to distribute in the Territory.

(i) “Regulatory Agency” means any national, state or local regulatory body or other government authority.

(j) “Replacement Cost” means Manufacturer’s Incremental, actual manufacturing cost to replace Products lost or damaged

(k) “Term” shall have the meaning set forth in Section 8(a).

(l) “Territory” means the United States of America, including its territories and possessions.

2. OBLIGATIONS OF DLSS. During the Term, DLSS shall provide Manufacturer with the following services with respect to Products delivered to DLSS for distribution in the Territory:

(a) Maintain the Premises and perform the warehousing, shipping and other services specified hereunder in material compliance with (i) all Laws known by DLSS to be applicable to its business, including those of the U.S. Food and Drug Administration, Drug Enforcement Administration and state pharmaceutical boards, (ii) applicable DLSS Standard Operating Procedures and (iii) any special operating procedures specified by Manufacturer, agreed to by DLSS and set forth on Exhibit A attached hereto and incorporated herein; provided, however, that DLSS shall not be responsible for maintaining its Premises or performing services in compliance with any of the foregoing to the extent such failure arises from or is attributable to any failure by Manufacturer to comply with its obligations hereunder,

(b) Receive, warehouse and, pursuant to Manufacturer’s instructions, ship Products from the Premises and provide standard reporting associated therewith.

(c) Provide reverse distribution services in support of returned Product processing and Manufacturer’s Product recall management.

(d) Provide order to cash services, including customer service, customer management, product maintenance, pricing maintenance, order management, invoicing, reconciliation of remittance to invoice, cash application to Manufacturer lock box, accounts receivable and adjustments, and provide standard reporting associated therewith.

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*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

(e) Provide chargeback processing services, including maintenance of hardware and software necessary to process chargebacks, maintenance of Manufacturer contracts (including membership eligibility, products, pricing and contract terms), processing and verification of each submitted chargeback line (including contract number, prime vendor, customer, product, contract price, sale date, Wholesale Acquisition Cost (WAC)), necessary calculations, payments due, discrepancy reporting and submission of reconciliation reports to Manufacturer, and provide standard reporting associated therewith.

(f) Provide the government price reporting and other services specified in the Government Program Pricing & Rebate Administration Services section of Exhibit B attached hereto, in accordance with those agreements of Manufacturer with each of the Centers for Medicare & Medicaid Services (CMS), the Public Health Service (PHS), and the Department of Veterans Affairs.

(g) Provide such additional services as Manufacturer and DLSS may separately agree in writing if and to the extent, and in consideration of the fees and expenses, set forth on Exhibit B attached hereto and incorporated herein, or as mutually amended.

3. OBLIGATIONS OF MANUFACTURER. During the Term, Manufacturer shall:

(a) Deliver Products to the Premises specified by DLSS during DLSS’s normal business hours.

(b) Properly mark, label and package all Products in accordance with all applicable laws and include a manifest showing sizes or specific stock keeping units.

(c) Comply with all applicable laws to which Manufacturer is subject including, without limitation, those with respect to the manufacture of Products, their safety, labeling, packaging, advertising, marketing and sale, pricing under government programs and, to the extent applicable, advance verification of distributees’ licensure or authorization to receive and/or prescribe Products (or samples thereof).

(d) Provide DLSS on a timely basis with true and correct information necessary for DLSS to perform its duties hereunder, including, without limitation, information regarding the Products, the name and address of the intended Customers, all contracts and pricing agreements, promotional policies and other information as may be needed by DLSS in connection with its duties under Section 2, and validate in advance of shipment the distributees designated by Manufacturer to receive shipment of such Products as may be required for DLSS to comply with any obligations under applicable Laws (including, without limitation, the Prescription Drug Marketing Act and regulations promulgated thereunder). DLSS shall be entitled to rely upon all such information provided without independent verification, shall have no liability with respect to, and shall be indemnified and held harmless by Manufacturer from and against the inaccuracy or inadequacy of, such information.

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*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

(e) Utilize DLSS exclusively for the types of services to be provided under Section 2 for all of Manufacturer’s requirements for such services with respect to all Products destined for delivery or delivered within the Territory.

(f) Pay when due the fees and expenses for DLSS’s services rendered hereunder, as listed on Exhibit B, and as maybe hereafter adjusted from time to time by DLSS by giving a written notice to Manufacturer (an “Adjustment Notice”), subject to Manufacturer’s right to terminate for certain rate increases as set forth at Section 8 hereof. Each Adjustment Notice shall specify the effective date of the adjusted fees and expenses, which effective date (i) must be at least 60 days after the date the Adjustment Notice is given, (ii) may not occur during the first 12 months of the Term and (iii) if the fees and expenses have been adjusted pursuant to a previously given Adjustment Notice, must be at least 12 months after the effective date specified in the immediately preceding Adjustment Notice.

(g) As reflected in the Delegation of Authority attached hereto as Exhibit C, Manufacturer has delegated to DLSS the authority to submit and, if required. to certify price reports submitted to CMS and the Department of Veterans Affairs and to satisfy any additional State reporting requirements (current and future) after Manufacturer has reviewed the price report and authorized DLSS to submit that report.

4. COMMERCIAL TERMS.

(a) Except for freight, all fees and expenses will be invoiced monthly. All fixed one time or periodic fees and expenses are payable in advance, with payment due within 30 days from the date of invoice. All variable one time or periodic fees and expenses will be invoiced in arrears, with payment due within 30 days from the date of invoice (except for freight).

(b) Freight charges will be invoiced weekly with payment due within 14 days from the date of invoice.

(c) Payment will be deemed past due if not received by the due date, unless received after the due date with a timely postmark. If any amount owed by Manufacturer to DLSS is not paid when due, a late payment charge of 1.5% of the amount past due will apply for each 30 day period or part thereof that the amount remains unpaid.

5. LEGAL RELATIONSHIP; STANDARD OF CARE; LOSS LIMITATIONS.

(a) Title to and ownership of Products delivered to DLSS by Manufacturer shall remain solely with Manufacturer. Manufacturer shall be solely responsible for the care, custody and control of Products at all times prior to DLSS’s inbound receipt of such Products at the Premises and after tender of delivery of such Products at the Premises by DLSS to outbound carriers

(b) The relationship between Manufacturer and DLSS hereunder is that of bailor and bailee, as specifically described and limited by the terms of this Agreement. In performing its obligations hereunder, DLSS shall have no liability (whether by indemnification or otherwise, and regardless of whether any claim is based upon contract, in tort, common law principles or otherwise) to Manufacturer except only for (i) DLSS’s breach of its obligations and agreements expressly contained herein or (ii) loss or damage caused by DLSS’s reckless or intentional misconduct.

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*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

(c) Notwithstanding anything to the contrary contained herein, in no event shall DLSS have liability (whether by indemnification or otherwise) for: (i) any loss or damage attributable to events, circumstances or conditions which shall constitute a Force Majeure; or (ii) unexplained loss, mysterious disappearance (including theft), misshipment, loss or shortage of Product disclosed upon the taking of an inventory, or other shrinkage of Product (collectively, “shrinkage”) to the extent that such annual shrinkage does not exceed ***%, of the aggregate annual number of Product units handled by DLSS.

(d) Notwithstanding anything to the contrary contained herein, Manufacturer’s exclusive remedy for any loss or damage to Products arising from this Agreement or DLSS’s services hereunder is recovery of the Replacement Cost of such Products lost or damaged.

(e) Subject to Section 5(f) hereof, DLSS’s maximum liability to Manufacturer arising out of this Agreement or the performance of DLSS’s services hereunder (including, without limitation, loss or damage to Products) shall not exceed: (i) during the first six (6) months of the Term, the sum of $***; and (ii) following such first 6-month period, the sum of ***, less any claims previously paid by DLSS.

(f) NEITHER DLSS NOR MANUFACTURER SHALL BE LIABLE (BY INDEMNIFICATION OR OTHERWISE) FOR CONSEQUENTIAL (INCLUDING LOST PROFITS), INDIRECT, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES (WHETHER OR NOT CONTEMPLATED OR FORESEEABLE), WHETHER A CLAIM THEREFOR IS BROUGHT AT LAW OR IN EQUITY AND REGARDLESS OF WHETHER ANY CLAIM THEREFOR IS BASED UPON CONTRACT, TORT OR OTHER PRINCIPLES.

(g) Manufacturer may select all freight carriers for the inbound and outbound transport of Products If Manufacturer declines or fails to designate its preferred carriers, DLSS may select the carriers. In either case, even if MSS is listed as the applicable shipper on any bill of lading or other instrument, Manufacturer acknowledges that: (i) DLSS is not responsible for the Products except during the time such Products are in the custody of DLSS at the Facilities; and (ii) Manufacturer’s sole recourse for freight loss, damage, injury or delay in the delivery of Products tendered for delivery to a carrier (collectively, “Freight Claims”) is an action by Manufacturer against the applicable carrier, subject to all terms, conditions, claims procedures, and loss limitations applicable to such carrier under applicable Laws, tariffs or agreements with such carrier. Manufacturer waives and releases DLSS from all Freight Claims against DLSS.

(h) Manufacturer shall reimburse DLSS upon demand for all of the out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and other professional costs) and the time of DLSS employees at the rate of $*** per hour that are incurred by DLSS in connection with any of the following events or occurrences, except to the extent that a court of competent jurisdiction finally determines that DLSS’s breach of its express obligations contained in this Agreement is the primary cause of such event or occurrence: (i) any inspection, investigation or inquiry by a regulatory authority attributable to Manufacturer, its business, or the services hereunder; or (6) any court or regulatory authority directive, order, subpoena, interrogatory, demand, request for admission or other process of Law directed at DLSS attributable to Manufacturer, its business, or the services hereunder.

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*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

6. INSURANCE; INDEMNITY.

(a) Manufacturer shall maintain during the Term or as otherwise provided in Section 6(c) hereof the following insurance coverage:

(i) Commercial general liability insurance, including products liability insurance on Manufacturer’s Products, which insurance shall be fully sufficient (in terms of coverage and policy limits) to cover property loss or damage and bodily injury or death arising from the Products. Such insurance shall be written on an ISO occurrence form CG 00 01 12 04 (or a substitute form providing equivalent coverage) and shall cover, among other things, bodily injury and property damage arising from products-completed operations and liability assumed under an insured contract including Manufacturer’s contractual liability to indemnify DLSS under Section 6(d) hereof. The limits of such insurance shall not be less than $*** per occurrence. Such insurance shall name DLSS and its subsidiaries as additional insureds using ISO additional insured endorsement CG 2015 0704 or a substitute providing equivalent coverage. This insurance shall apply as primary insurance with respect to any other insurance or self-insurance program.

(ii) Fire and extended property insurance sufficient to cover the replacement value for all Products while in the possession or under the control of DLSS.

Prior to the Initial Delivery Date and thereafter upon demand, Manufacturer shall promptly provide DLSS with insurance certificates evidencing Manufacturer’s compliance with the foregoing insurance requirements.

(b) DLSS shall maintain during the Term or as otherwise provided in Section 6(c) hereof the following insurance coverage:

(i) Warehouseman’s legal liability insurance in the amount of at least $*** with respect to DLSS’s operations in Memphis, TN and $*** with respect to DLSS’s operations in Ontario, CA. Manufacturer acknowledges that such warehouseman’s legal liability insurance also insures property in the possession of DLSS other than Products of Manufacturer.

(ii) Worker’s Compensation insurance as required by law.

(iii) Commercial general liability insurance and umbrella insurance having a combined limit of not less than $*** per occurrence and $*** annual aggregate. Such insurance shall be written on an ISO occurrence form CG 00 01 1204 (or a substitute for providing equivalent coverage). Prior to the Initial Delivery Date and thereafter upon demand, DLSS promptly shall provide Manufacturer with insurance certificates evidencing DLSS’s compliance with the foregoing requirements.

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(c) All insurance required hereunder shall be with insurance companies rated “A” or better by A. M. Best, and shall not have deductibles or self-insured retentions in excess of $50,000. If any insurance required hereunder of Manufacturer is provided on a claims-made basis, then said insurance shall be maintained in full force and effect for at least five years after the expiration of this Agreement and any renewals hereunder.

(d) The parties hereto acknowledge that DLSS has not had and will not have any role in the manufacture, branding, labeling, packaging, marketing or sale of Products and that, as between the parties, Manufacturer shall have the sole liability for any product liability or similar claims (regardless of the legal theory upon which such claims may be brought) with respect to Products. Accordingly, Manufacturer indemnifies and agrees to defend and hold DLSS and its members, directors, officers, managers, employees and agents (“DLSS Indemnitees”), harmless from any and all claims, damages (whether for bodily injury or death, third-party property damage or otherwise), demands, causes of action, losses, judgments, costs and expenses of any nature whatsoever, including, without limitation, reasonable attorneys’ fees (collectively, “Claims”) caused by or attributable in whole or part to, or alleged to have been caused by or attributable in whole or part to:

(i) Any defect(s) in the manufacture of any Product, inherent safety risks of any Product or dangerous side effects of any Product;

(ii) The manufacturing, branding, labeling, packaging, marketing or sale of any Product;

(iii) Marketing practices of Manufacturer, off-label usage of any Product or the promotion of off-label usage, fraud, criminal or civil investigation, inspection or inquiry by or on behalf of any Regulatory Agency or other entity in connection with any Product, Manufacturer, its business or its representatives;

(iv) Any actual or asserted violation of the Federal Food, Drug and Cosmetic Act or any other Law by virtue of which any Product is alleged or determined to be adulterated, misbranded, mislabeled or otherwise not in full compliance with such Law;

(v) Any actual or asserted infringement or violation of any patent, trademark, trade name, copyright or other intellectual or proprietary rights of any third party with respect to any Product or information relating to any such Product; or

(vi) DLSS’s use of or reliance upon any information, documents, direction or instruction provided, supplied or approved by Manufacturer or its representatives regarding any Product, Manufacturer, or its business.

7. INSPECTION. Manufacturer has visited and physically inspected the Premises and observed the DLSS Standard Operating Procedures and the standard practices and procedures

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employed by DLSS thereat. Manufacturer acknowledges that the Premises, the DLSS Standard Operating Procedures and such observed practices and procedures are acceptable to Manufacturer with respect to the performance by DLSS of its services hereunder. Furthermore, during the Term, Manufacturer may, upon reasonable prior notice and during working hours, inspect the Premises and observe the DLSS Standard Operating Procedures and the standard practices and procedures employed by DLSS in rendering its services hereunder. Such inspection may be conducted not more than one (1) time per annum and shall be conducted in a manner so as to not unreasonably disrupt normal warehouse and other MSS operations.

8. TERM AND TERMINATION.

(a) Unless sooner terminated as herein provided, the term of this Agreement (the “Term”) shall (i) be for an initial term commencing on the date of this Agreement and ending 36 months following the Initial Delivery Date and (ii) thereafter automatically renew for successive 12 month periods, unless, at least 90 days prior to the expiration of the initial or renewal term then in effect, Manufacturer or MS notifies the other party in writing of its intent not to renew.

(b) If DLSS provides Manufacturer with an Adjustment Notice and if such Adjustment Notice specifies an increase in the aggregate fee rates from the fee rates then in effect that is more than the greater of the following: (i) ***% or (ii) ***, Manufacturer may terminate the Term by giving DLSS written notice of termination within 30 days after the Adjustment Notice was given. Failure by Manufacturer to give such notice of termination within such 30-day period shall constitute acceptance of the Adjustment Notice. If Manufacturer timely gives notice of termination, the Term shall terminate on the 60th day following the date the Adjustment Notice was given. “CPI Increase” means the percentage increase of the CPI, as hereinafter defined, for the month last published immediately preceding the date the Adjustment Notice is given over the CPI published for the identical month of the immediately preceding year. “CPI” means the Consumer Price Index—All Urban Consumers, U.S. City Average, All Items, (1982-84=100) published by the Bureau of Labor Statistics, United States Department of Labor, or any successor index thereto.

(c) If DLSS or Manufacturer believes that the other party has breached this Agreement (other than a breach by Manufacturer of a payment obligation) and desires to terminate the Term because of such breach, such party (“Aggrieved Party”) shall give written notice of such intent to the breaching party (“Breaching Party”) and shall grant the Breaching Party thirty (30) days in which to remedy the cause for termination. During such period, the parties shall make a good-faith effort to assist each other to remedy the breach. If the breach is not remedied or waived by the end of such period, then the Aggrieved Party may terminate the Term, effective as of the last day of such 30-day period. In the event of Manufacturer’s breach of any of its payment obligations under this Agreement, then DLSS may terminate the Term by giving written notice thereof to Manufacturer.

(d) The (i) obligation of Manufacturer to pay fees and expenses earned or incurred by DLSS prior to the expiration or effective date of termination of the Term and (ii) obligations of each party pursuant to Sections 4, 5, 6, 7, this Section 8(d), 8(e), 9, 10, 11 and 12 hereof, shall survive the expiration or termination of the Term.

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*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

(e) Upon termination of the Term, and in consideration of the fees and expenses therefor set forth on Exhibit B, DLSS and Manufacturer shall cooperate with each other for the removal of all of Products from the Premises to a location specified by Manufacturer.

9. CONFIDENTIALITY.

(a) DLSS shall not disclose (except as required in the performance of its services hereunder or as provided in this Section 9) or use for the direct or indirect benefit of any person, other than Manufacturer, any information regarding the Products or Manufacturer’s business methods, policies, procedures, techniques, computer programs, research or development projects, trade secrets or inventions, names or addresses of Manufacturer’s customers, data concerning past, present or prospective customers of Manufacturer, information concerning Manufacturer sales, shipments, costs or inventories, or any other information concerning the business operations of Manufacturer or Manufacturer’s customers (“Manufacturer Information”) provided to DLSS or learned or acquired by DLSS while providing services under this Agreement. The fact that Manufacturer is a customer of DLSS is not Manufacturer Information.

(b) Manufacturer shall not disclose or use for the direct or indirect benefit of any person, other than DLSS, any written or oral information regarding DLSS’s business methods, policies, procedures, techniques, computer programs, research or development projects, trade secrets or inventions, names or addresses of DLSS’s customers, any data concerning past, present or prospective customers of DLSS, information concerning DLSS’s business revenues, pricing policies or costs, the terms and conditions of this Agreement, or any other information concerning the business operations of MSS or its customers (the “DLSS Information”) provided to Manufacturer or learned or acquired by Manufacturer while receiving services from DLSS under this Agreement.

(c) The terms “Manufacturer Information” and “DLSS Information” do not include any:

(i) Information that, at the time of disclosure, is in or, after disclosure by the disclosing party, becomes a part of the public domain, other than by reason of breach of this Agreement;

(ii) Information that, prior to disclosure by the disclosing party, the recipient party can demonstrate from written records was already within its possession from another source not under a contractual, fiduciary or other obligation of confidentiality to the disclosing party; or

(iii) Information that, subsequent to disclosure, is obtained by the recipient party from a third party who is not prohibited from disclosing such information by a contractual, fiduciary or other obligation owed to the disclosing party.

(d) DLSS may disclose Manufacturer information, and Manufacturer may disclose DLSS Information, to their respective officers, employees, directors, consultants, professional advisors, agents and representatives (collectively, “Representatives”) who have a need to know. Each Representative to whom DLSS discloses Manufacturer Information and to whom

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Manufacturer discloses DLSS Information shall be apprised by DLSS and Manufacturer, respectively, of the restrictions on disclosure and use thereof contained in this Section 9 and shall agree (for the benefit of Manufacturer and DLSS, respectively) to be bound by the terms of this Section 9. Notwithstanding the foregoing, each party hereto shall be responsible and liable for any breach of this Section 9 by its Representatives.

(e) If either DLSS (with respect to Manufacturer Information) or Manufacturer (with respect to DLSS Information) is compelled to disclose the same by court order, subpoena, interrogatory or other legal process, such disclosure shall be permitted, provided that the recipient party shall promptly notify the disclosing party of the existence and terms of such legal process and provide a copy thereof, and reasonably assist the disclosing party’s efforts to obtain a protective order or such other relief as may be available to prevent or limit such disclosure.

(f) The confidentiality covenants of this Section 9 shall remain in effect during the Term and for a period of two years following the expiration or termination thereof.

(g) Each of DLSS and Manufacturer acknowledges that its breach of this Section 9 will cause irreparable harm to the other which cannot be adequately compensated by monetary damages. Accordingly, in the event of a breach or default under this Section 9 by a recipient party, the disclosing party shall be entitled to compel specific performances by, or to obtain injunctive or other equitable relief against, the recipient party, without the necessity of posting bond or other surety, in addition to all other remedies available at law or in equity.

10. TAXES. Except for income or franchise taxes payable by DLSS with respect to the fees payable to it hereunder, DLSS shall have no liability for any, and Manufacturer shall bear all, property, ad valorem, inventory, sales, use or other taxes in connection with the Products or the services rendered by DLSS hereunder.

11. NON-SOLICITATION.

(a) During the Term of this Agreement and for a period of twelve (12) months thereafter, Manufacturer shall not, directly or indirectly, in any manner solicit or induce for employment, or hire or engage the services of, any employee of DLSS or its Affiliates who performed any work under this Agreement. A general advertisement or notice of a job listing or opening or other similar general publication of a job search or availability to fill employment positions, including on the internet, shall not be construed as a solicitation or inducement for the purposes of this Section 11(a) so long as the circumstances indicate that the same was not targeted or directed at DLSS employees.

(b) If Manufacturer breaches Section 11(a), Manufacturer shall pay to DLSS a sum equal to one year’s base salary that was payable by DLSS to that employee. plus the recruitment costs incurred by DLSS in replacing such individual.

12. MISCELLANEOUS.

(a) Amendment; Entire Agreement. This Agreement, the attached Exhibits and any Adjustment Notice constitute the entire understanding of the parties with respect to the

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subject matter hereof, and supersede any and all previous or contemporaneous agreements, statements and understandings, whether written or oral The terms and conditions of this Agreement shall prevail over any contradictory terms or conditions contained in any purchase order, acceptance, acknowledgment, standard forms used by the parties in performing this Agreement or other correspondence. This Agreement may not be amended, supplemented or otherwise modified except by an Adjustment Notice or an instrument in writing executed by both of the parties hereto.

(b) Assignment. This Agreement shall inure to the benefit of the parties and their successors and assigns. The rights and obligations under this Agreement may not be assigned or delegated to a third party by either party, by operation of law or otherwise, without obtaining the prior written consent of the other party. Notwithstanding the foregoing, either party may assign and delegate, without obtaining the consent of the other party, all of the assignor’s rights and/or obligations of this Agreement (i) to one or more of its parent, subsidiaries or affiliated entities or (ii) in connection with the sale or transfer of all or substantially all of the assignor’s business to which this Agreement pertains; provided, however, that any such assignee shall have executed and delivered to the other party hereto an agreement, in form and substance reasonably satisfactory to the other party hereto, assuming all of the assignor’s obligations hereunder. No such assignment, delegation or assumption, however, shall relieve the assignor of its obligations hereunder.

(c) Force Majeure. Each party to this Agreement will be relieved from the performance of its obligations hereunder to the extent performance is delayed or prevented by Force Majeure, and such relief will continue for so long as the condition constituting the Force Majeure prevails; provided, however, that (i) if such Force Majeure continues for more than seven consecutive days. either party hereto may elect to terminate this Agreement by giving written notice thereof to the other party and (ii) the foregoing shall not relieve Manufacturer of its obligation to timely pay amounts due under this Agreement.

(d) Status as an Authorized Distributor of Record. Both DLSS and Manufacturer agree and acknowledge that (i) the Agreement evidences the parties’ “ongoing relationship” (as that term is defined by the Food and Drug Administration in 21 CFR § 203.3(u), as amended) for the distribution of Manufacturer’s products; and (ii) DLSS is at all times during the Term an “authorized distributor of record” (as that term is defined by the Food and Drug Administration in 21 CFR § 203.3(b), as amended) for Products. DLSS’s status as an authorized distributor of record shall be reflected in Manufacturer’s list of authorized distributors of record (“List”) at all times during the Term. Manufacturer shall comply fully with 21 CFR § 203.50(d), as amended with respect to maintaining (and granting access to) the List. The parties hereto understand and agree that the Agreement may be made available to the FDA upon the FDA’s request.

(e) Notice. Any notice provided for herein shall be given in writing and shall be deemed given to a party at the earlier of (i) when actually delivered to such party or (ii) when mailed to such party by registered or certified U.S. Mail (return receipt requested) or sent by overnight courier, confirmed by receipt, and addressed to such party at the address designated below for such party (or to such other address for such party as such party may have substituted by notice pursuant to this Section):

If to DLSS:	Dohmen Life Science Services, LLC 190 N. Milwaukee Street Milwaukee, WI 53202 ATTN: General Counsel

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If to Manufacturer:	Athenex Pharmaceutical Division, LLC 10 N. Martingale Road, Suite 230 Schaumburg, IL 60173 ATTN: Jeffrey Yordon

(f) Attorneys’ Fees. The prevailing party in any suit, proceeding or other action brought against the other party to enforce the terms of this Agreement or any rights or obligations hereunder shall be entitled to receive reimbursement of its reasonable costs, expenses and disbursements (including court costs and attorneys’ fees) incurred in connection with such enforcement.

(g) Independent Contractors. The relationship of the parties is that of independent contractors. Neither party has the authority to bind the other, except only to the extent expressly set forth herein. Nothing herein is intended to create or shall be construed as creating between the parties the relationship of joint venturers, partners, employer/employee or principal and agent.

(h) Liability of DLSS. The obligations of DLSS hereunder are its sole obligations, and no member, manager or employee or agent of DLSS shall have any individual liability therefor.

(i) Governing Law; Construction. This Agreement shall be governed by the internal laws of the state of New York, and shall be construed without giving effect to any rule of construction concerning the party responsible for the drafting thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

DOHMEN LIFE SCIENCE SERVICES, LLC

By:
Name:
Its:

ATHENEX PHARMACEUTICAL DIVISION, LLC

By:
Name:
Its:

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EXHIBIT A

MANUFACTURER’S SPECIAL OPERATIONAL REQUIREMENTS

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EXHIBIT B

FEE AND EXPENSE SCHEDULE

SUPPLY CHAIN PRICING

Pricing for the Supply Chain Services category covers the following:

•	Facilities Provisioning & Management

•	Distribution Operations

•	Specialty Logistics

•	Transportation and Logistics

SERVICE: Facilities Provisioning & Management, Distribution Operations and Specialty Logistics

Fee Category	Activity		Fee	Unit
Implementation	Initial Program set-up		$***	One-time
	Additional product / NDC set-up subsequent to program initiation		$***	One-time per NDC
Subscription	Provision of systems and resources to distribute products		$***	Per month
Transactional	Receiving & Movement	CRT/Non-Scheduled	$***	Per pallet
		CRT/Scheduled	$***	Per pallet
		Vault	$***	Per pallet
		Refrigerated	$***	Per pallet
	Storage	CRT/Non-Scheduled	$***	Per location / month
		CRT/Scheduled	$***	Per location / month
		Vault	$***	Per location / month
		Refrigerated	$***	Per location / month
	Pick/Pack	CRT/Non-scheduled	$***	Per unit, case or inner pack
			$***	Per pallet
		CRT/Scheduled	$***	Per unit, case or inner pack
			$***	Per pallet
		Vault	$***	Per unit, case or inner pack
			$***	Per pallet
		Refrigerated	$***	Per unit, case or inner pack
			$***	Per pallet
	Same-day shipment of order received after 2 p.m. cut-off		$***	Per order shipped
	Product Returns		$***	Per unit
	Quarantine release and Control		$***	Per pallet
Optional Ad hoc Services	FDA Hold Processing	Receiving	$***	Per pallet
		Storage	$***	Per location / month
	Hazmat / International Processing		$***	Per shipping container
	Temp Tale Log Quarantine Release and		$***	Per temp tale logged
	Product Destruction		+***%	Cost plus
	Client Specific Supplies		+***%	Cost plus
	Physical Inventory		***	Per labor hour
	Product Recall Support		***	Per labor hour

Service: Transportation and Logistics

Fee Category	Activity	Fee	Unit
Subscription	Access to Dohmen Transportation & Logistics Service Programs	$***	Per month
Transactional	Transportation and Logistics transactions	***

Dohmen Life Science Services, LLC	14	Confidential Information
*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

FINANCIAL SERVICES PRICING

Pricing for the Financial Services category covers the following:

•	Order Management

•	Receivables Management

•	Discount Management (Chargebacks)

•	Government Programs, including Medicaid

•	General Ledger (GL) and Accounting

SERVICE: Order Management

Fee Category	Activity	Fee	Unit
Implementation	Initial Program Set-Up	$***	One-time
Subscription	Provision of systems and resources to enter and manage orders	$***	Per month
	Fee per NDC	$***	Per NDC per month
Transactional	EDI order entered	$***	Per order
	Manual Order Entry or Intervention	$***	Per order
	RGA issued	$***	Per RGA
	Adjusted, amended, or cancelled order	$***	Per order
Optional Ad hoc Services	State Sales Tax Management	$***	Per month
	Client Order Review	$***	Per month

SERVICE: Receivables Management

Fee Category	Activity	Fee	Unit
Implementation	Initial Program Set-Up (additional to Order Management set-up)	$***	One-time
	Change Bank or Lockbox	$***	One-time per charge
Subscription	Provision of systems and resources to create and manage invoicing, collections and cash application	$***	Per month
	Fee per NDC	$***	Per NDC per month
Transactional	Manually Created Credit/Debit Memo	$***	Per memo
	Automatically Created Credit/Debit Memo	$***	Per memo
	Invoicing, collections and cash application – standard invoice	$***	Per invoice created
	Invoicing, collections and cash application for Direct Customer (physician, clinic or hospital)	$***	Per invoice created
Optional Ad Hoc Services	Memo/Cash Application if client does not have Lock Box	$***	Per month
	Fee/Rebate Invoice Validation	$***	Per month
	Fee/Rebate Invoice Monitoring	$***	Per month

SERVICE: Discount Management (Chargebacks)

Fee Category	Activity	Fee	Unit
Implementation	Initial Program Set-Up	$***	One-time
Subscription	Provision of systems and resources to process chargebacks	$***	Per month
	Fee per NDC	$***	Per NDC per month
Transactional	EDI Chargeback	$***	Per chargeback line
	Manually Entered Chargeback	$***	Per chargeback line

Dohmen Life Science Services, LLC	15	Confidential Information
*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

MARKET ACCESS & GOVERNMENT PROGRAMS PRICING

Pricing for this category covers the following:

SERVICE: Medicaid Claims

Fee Category	Activity	Fee	Unit
Implementation	Initial Program Set-Up	$***	One-time
Subscription	Provision of systems and resources to validate and process State Medicaid claims	$***	Per month
	Fee per NDC	$***	Per NDC per month
Transactional	Admin fee report	$***	Per report
	Quarterly Medicaid summary report	$***	Per report

SERVICE: Government Pricing

Fee Category	Activity	Fee	Unit
Implementation	Initial Program Set-Up	$***	One-time
Subscription	Provision of systems and resources to calculate government pricing	$***	Per month
	Fee per NDC	$***	Per NDC per month
Optional Ad hoc Services	Quarterly restatement of single price calculation by labeler code	$***	Per labeler code per quarter
	Tricare Contract and Rebate Administration	$***	Per quarter

SERVICE: Market Access & Government Program Consulting

Fee Category	Resource	Fee	Unit
Consulting Services	Vice President	$***	Per hour
	Director	$***	Per hour
	Manager	$***	Per hour
	Analyst	$***	Per hour

TECHNOLOGY SERVICES PRICING

Pricing for Technology Services covers the following:

•	Business continuity

•	EDI mailboxes

•	IT Tech support

SERVICE: Technology Services

Fee Category	Activity	Fee	Unit
Implementation	N/A – included in each individual service module	N/A
Subscription	Business continuity – network architecture, hardware and software maintenance and access to Dohmen reporting systems	$***	Per month
Optional Ad hoc Services	EDI mailbox	$***	Per kchar
	IT Technical Support	$***	Per labor hour

Dohmen Life Science Services, LLC	16	Confidential Information
*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

LOGISTICS PROGRAM PRICING

Pricing based on utilization of Dohmen Life Science Services preferred carriers exclusively. Parcel Express and Ground discounts are off the current published rates in effect on date of shipment. Manufacturer will reimburse Dohmen at ***% for (i) all specialty equipment, LTL, import international forwarding/containerized shipments, spot market shipments, transportation insurance (if applicable), and detention charges (if applicable), Accessorial (if applicable). Carrier price increases will be passed to the client at an increase equal to Dohmen.

LTL PRICING:

•	LTL rates based on CzarLite rate base

•	FAK 55 for class 50-70

•	All other classes move at actual rate

GROUND & HOME PARCEL SERVICE

Carrier	Discount
LTL	***%

Package Type
Continental US Ground	3P, IB, OB, RB

Package Weight	2	3	4	5	6	7	8
1 to 5 lbs.	***%	***%	***%	***%	***%	***%	***%
6 to 10 lbs.	***%	***%	***%	***%	***%	***%	***%
11 to 15 lbs.	***%	***%	***%	***%	***%	***%	***%
16 to 150 lbs.	***%	***%	***%	***%	***%	***%	***%
Minimum Reduction Amount: Zone 2, 1 lb.	$***	$***	$***	$***	$***	$***	$***

Minimum Package Charge: For each package, client agrees to pay the greater of the net package charge based on Client’s Discounts, if any, for a given service or the minimum net package charge as defined above.

Service	Package Type
Home Delivery	3P, OB

Package Weight	2	3	4	5	6	7	8
1 to 5 lbs	***%	***%	***%	***%	***%	***%	***%
6 to 10 lbs	***%	***%	***%	***%	***%	***%	***%
11 to 15 lbs	***%	***%	***%	***%	***%	***%	***%
16 to 150 lbs	***%	***%	***%	***%	***%	***%	***%
Minimum Reduction Amount: Zone 2, 1 Pound	$***	$***	$***	$***	$***	$***	$***

Minimum Package Charge: For each package, client agrees to pay the greater of the net package charge based on Client’s Discounts, if any, for a given service or the minimum net package charge as defined above.

Dohmen Life Science Services, LLC	17	Confidential Information
*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

AIR PARCEL SERVICE

Priority Overnight Envelope

Zones	2	3	4	5	6	7	8	9-10	11-12	13-16
Envelope %	***	***	***	***	***	***	***	***	***	***
Minimum Reduction Amount	***	***	***	***	***	***	***	***	***	***

Unless otherwise stated, the minimum charge is the list rate for the minimum billable weight in zone 2.

Priority Overnight Pak

Zones	2	3	4	5	6	7	8	9-10	11-12	13-16
Pak 1-2 lbs. %	***	***	***	***	***	***	***	***	***	***
Minimum Reduction Amount	***	***	***	***	***	***	***	***	***	***

Unless otherwise stated, the minimum charge is the list rate for the minimum billable weight in zone 2.

Priority Overnight

Zones	2	3	4	5	6	7	8	9-10	11-12	13-16
1+ lbs. %	***	***	***	***	***	***	***	***	***	***
Minimum Reduction Amount	***	***	***	***	***	***	***	***	***	***

Unless otherwise stated, the minimum charge is the list rate for the minimum billable weight in zone 2.

Standard Overnight Envelope

Zones	2	3	4	5	6	7	8	9	13-16
Envelope %	***	***	***	***	***	***	***	***	***
Minimum Reduction Amount	***	***	***	***	***	***	***	***	***

Unless otherwise stated, the minimum charge is the list rate for the minimum billable weight in zone 2.

Standard Overnight Pak

Zones	2	3	4	5	6	7	8	9-10	13-16
Envelope %	***	***	***	***	***	***	***	***	***
Minimum Reduction Amount	***	***	***	***	***	***	***	***	***

Unless otherwise stated, the minimum charge is the list rate for the minimum billable weight in zone 2.

Standard Overnight

Zones	2	3	4	5	6	7	8	9	13-16
1+ lbs. %	***	***	***	***	***	***	***	***	***
Minimum Reduction Amount	***	***	***	***	***	***	***	***	***

Unless otherwise stated, the minimum charge is the list rate for the minimum billable weight in zone 2.

2 Day

Zones	2	3	4	5	6	7	8	9-10	11-16
Envelope %	***	***	***	***	***	***	***	***	***
1+ lbs. %	***	***	***	***	***	***	***	***	***
Minimum Reduction Amount	***	***	***	***	***	***	***	***	***

Unless otherwise stated, the minimum charge is the list rate for the minimum billable weight in zone 2.

Express Saver

Zones	2	3	4	5	6	7	8
1+ lbs %	***	***	***	***	***	***	***
Minimum Reduction Amount	***	***	***	***	***	***	***

Unless otherwise stated, the minimum charge is the list rate for the minimum billable weight in zone 2.

Dohmen Life Science Services, LLC	18	Confidential Information
*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

1 Day Freight Air

Zones	2	3	4	5	6	7	8	9-10	11-12	13-16
% of base	***	***	***	***	***	***	***	***	***	***

2 Day Freight Air

Zones	2	3	4	5	6	7	8	9-10	11-12	13-16
% of base	***	***	***	***	***	***	***	***	***	***

3 Day Freight Air

Zones	2	3	4	5	6	7	8
% of base	***	***	***	***	***	***	***

INTERNATIONAL EXPORT

International Priority Envelop—Export

Zones	A	B	C	D	E	F	G	H	I	J	K-O	PR
Envelope %	***	***	***	***	***	***	***	***	***	***	***	***
Minimum Reduction Amount	***	***	***	***	***	***	***	***	***	***	***

Minimum charges are based upon the International Service Minimum Charge Tables.

International Priority Pak—Export

Zones	A	B	C	D	E	F	G	H	I	J	K-O	PR
Pak 1-2 lbs. %	***	***	***	***	***	***	***	***	***	***	***	***
Minimum Reduction Amount	***	***	***	***	***	***	***	***	***	***	***

Minimum charges are based upon the International Service Minimum Charge Tables.

International Priority—Export

Zones	A	B	C	D	E	F	G	H	I	J	K-O	PR
1-99 lbs. %	***	***	***	***	***	***	***	***	***	***	***	***
100-154 lbs. %	***	***	***	***	***	***	***	***	***	***	***	***
Minimum Reduction Amount	***	***	***	***	***	***	***	***	***	***	***

Minimum charges are based upon the International Service Minimum Charge Tables.

International Priority Heavyweight—Export

Zones	A	B	C	D	E	F	G	H	I	J	K-O
155+ lbs. %	***	***	***	***	***	***	***	***	***	***	***
Minimum Reduction Amount	***	***	***	***	***	***	***	***	***	***	***

Minimum charges are based upon the International Service Minimum Charge Tables.

International Economy—Export

Zones	A	B	C	D	E	F	G	H	I	J	K	L-O	PR
1-99 lbs. %	***	***	***	***	***	***	***	***	***	***	***	***	***
100-154 lbs. %	***	***	***	***	***	***	***	***	***	***	***	***	***
Minimum Reduction Amount	***	***	***	***	***	***	***	***	***	***	***	***	***

Minimum charges are based upon the International Service Minimum Charge Tables.

Dohmen Life Science Services, LLC	19	Confidential Information
*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

International Economy Heavyweight—Export

Zones	A	B	C	D	E	F	G	H	I	J	K	L	M-O
155+ lbs. %	***	***	***	***	***	***	***	***	***	***	***	***	***
Minimum Reduction Amount	***	***	***	***	***	***	***	***	***	***	***	***	***

Minimum charges are based upon the International Service Minimum Charge Tables.

International Priority Freight (DTD, DTA, ATD, ATA)—Export

Zones	A	B	C	D	E	F	G	H	I	J	K	L-O	PR
155+ lbs. %	***	***	***	***	***	***	***	***	***	***	***	***	***
Minimum	***	***	***	***	***	***	***	***	***	***	***	***	***

International Economy Freight (DTD, DTA, ATD, ATA)—Export

Zones	A	B	C	D	E	F	G	H	I	J	K-O	PR
151+ lbs. %	***	***	***	***	***	***	***	***	***	***	***	***
Minimum	***	***	***	***	***	***	***	***	***	***	***	***

Unless otherwise stated, the minimum charges applied to the International Freight Services are the published minimum as per the carriers service guide.

In relation to cargo claims for loss or damage, LTL shipments will receive a release value of $*** per pound when Dohmen’s contracted carriers are used. In addition, courier shipments (via FedEx, UPS, etc.) will be insured for cost of goods or $100.00 per carton, whichever is less.

Dohmen will assess a $*** fee per international shipment of the document preparation.

INTERNATIONAL IMPORT

International Import Freight—Priority & Economy

Zones	A	C	D	E	F	G	H	I	J	K-N	O	P	PR
Freight 151 lbs. + % discounts	***	***	***	***	***	***	***	***	***	***	***	***	***
Minimum Reduction Amount	***	***	***	***	***	***	***	***	***	***	***	***	***

International Import Parcels—Priority

Zones	A	C	D	E	F	G	H	I	J	K	L-O	P	PR
Parcel % Discounts Envelope	***	***	***	***	***	***	***	***	***	***	***	***	***
Parcel % Discounts 1-154 lbs.	***	***	***	***	***	***	***	***	***	***	***	***	***
155+ lbs.	***	***	***	***	***	***	***	***	***	***	***	***	***
Minimum Reduction Amount	***	***	***	***	***	***	***	***	***	***	***	***	***

Dohmen Life Science Services, LLC	20	Confidential Information
*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

International Import Parcels – Economy

Zones	A	C	D	E	F	G	H	I	J	K	L-O	P	PR
Parcel % Discounts 1-154 lbs.	***	***	***	***	***	***	***	***	***	***	***	***	***
155+ lbs.	***	***	***	***	***	***	***	***	***	***	***	***	***
Minimum Reduction Amount	***	***	***	***	***	***	***	***	***	***	***	***	***

Dohmen Life Science Services, LLC	21	Confidential Information
*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBIT C

DELEGATION OF AUTHORITY TO FILE AND CERTIFY PRICE REPORTS

Athenex Pharmaceutical Division, LLC and Dohmen Life Science Services, LLC (“DLSS”) are parties to a Service Agreement dated as of August 9, 2016 (“Agreement”). In accordance with the terms of the Agreement, and effective as of the date of the Agreement, Athenex Pharmaceutical Division, LLC hereby delegates to DLSS the authority to submit and, if required, to certify price reports submitted to CMS and the Department of Veterans Affairs and to satisfy any additional State reporting requirements (current and future) after Athenex Pharmaceutical Division, LLC has reviewed the price report and authorized DLSS to submit that report. The following is a list of the individuals at Athenex Pharmaceutical Division, LLC authorized to approve the price reports:

Name	Title

ATHENEX PHARMACEUTICAL DIVISION, LLC

By:

Title:
(CEO, CFO or individual with equivalent authority)

Dohmen Life Science Services, LLC	22	Confidential Information
*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment. An unredacted version of this exhibit has been filed separately with the Commission.